Exhibit-99.2
Third Quarter 2008 Review October 21, 2008 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (6) continued disruption in the housing markets and related conditions in the financial markets; (7) increased competitive pressure among financial services companies due to the recent consolidation of competing financial institutions and the conversion of certain investment banks to bank holding companies; (8) heightened legal standards and regulatory practices, requirements or expectations; (9) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (10) increased FDIC deposit premiums; (11) consummation of significant business combinations or divestitures; (12) operational or risk management failures due to technological or other factors; (13) changes in accounting or tax practices or requirements; (14) new legal obligations or liabilities or unfavorable resolution of litigation; and (15) disruption in the economy and general business climate as a result of terrorist activities or military actions. For additional information on the factors that could cause Key's actual results or financial condition to differ materially from those described in the forward-looking statements consult Key's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, and June 30, 2008, Annual Report on Form 10-K for the year ended December 31, 2007, and Current Reports on Form 8-K, filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Strategic Update Strong reserves and capital Active risk management Continued focus on relationship businesses Strategic allocation of capital Exiting retail / floor plan lending for marine and RV Exiting private student lending

4

Improving Business Mix

	Acquisitions	Divestitures / Exit
2008	U.S.B. Holding Co. (UBH)	Announced (Exit): - Direct and indirect retail and floor plan lending for marine and RV - Private student loan origination - In-footprint homebuilder portfolio
2007	Tuition Mgmt Systems	Announced (Exit): - Out-of-footprint homebuilder portfolio - Dealer orig. home improvement lending - Payroll Online services McDonald Investments branch network
2006	Austin Capital Mgmt	Champion Mortgage
2005	ORIX Servicing Portfolio Malone Mortgage	Indirect auto business
2004	American Express Bus. Fin. EverTrust Sterling Branches American Capital Resources	Broker originated home equity

Financial Summary-3Q08 vs. 3Q07 Results from Continuing Operations (1) (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation. (2) 9/30/08 ratio is estimated. GAAP = U.S. generally accepted accounting principles EPS (loss) - GAAP $(.10) vs. $.57 Return on Average Common Equity (2.36) % vs. 11.50 % Capital Ratios - Tangible Capital Ratio 6.95 % vs. 6.87% - Tier 1 Capital Ratio (2) 8.48 % vs. 7.94% - Total Capital Ratio (2) 12.31 % vs. 11.76 % Asset Quality - Net Charge-offs to Average Loans 1.43 % vs. .35% - NPLs to EOP Loans 1.26 % vs. .72% - NPAs to EOP Loans + OREO 1.61 % vs. .83%

Significant Items Impacting 3Q08 Results $ in millions, except EPS

Realized and unrealized losses reduced the carrying balance by 9% during the 3rd quarter. Total cumulative loss recognized to date approximately 51% of original loan balances of $719 million. Will continue to work additional sales and foreclosure activities in the 4th quarter. The remaining $133 million of loans are carried as nonperforming assets at September 30, 2008. 3Q08 Update on Prior Disclosed Items Commercial Real Estate Loan Sale Leveraged Lease Update Key recorded $30 million additional income tax expense for the accrual of interest on disputed balances with the IRS during the 3rd quarter. Key opted-in to the IRS' global settlement initiative with respect to the disputed leveraged leases. Key expects to execute a closing agreement with the IRS as soon as the 4th quarter. As a result, Key should realize an after-tax recovery between $75 - $100 million related to interest on disputed tax balance. Key has dropped its appeal of the AWG decision.

Net Interest Margin (TE)-Continuing Ops. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738.4 738 705 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.0267 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0313 Net Interest Income (1) Net Interest Margin (1) 0.0314 -0.0044 Net Interest Spread (1) 0.0265 -0.0086 (1) During the second quarter of 2008, Key's taxable-equivalent net interest income was reduced by $838 million as a result of an adverse federal court ruling on Key's tax treatment of a service contract lease transaction. Excluding this reduction, Key's taxable-equivalent net interest margin was 3.32%. During the first quarter of 2008, Key increased its tax reserves for certain lease in, lease out transactions and recalculated its lease income in accordance with prescribed accounting standards. These actions reduced Key's net interest income by $34 million. Excluding this reduction, the taxable-equivalent net interest margin was 3.29%. TE = Taxable Equivalent (1) (1) $ in millions

2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Average Loan Growth Adjusted for Union State Bank Acquisition 0.063 0.084 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 0.02157 0.03834 0.063 0.1065 0.1569 0.1256 $ in billions Commercial Consumer $47.6 17.6 Average Loans-Continuing Ops. $48.0 17.6 $48.3 17.4 $48.8 17.5 $49.7 18.0 $51.6 18.1 $54.2 18.5 $55.0 21.7 $54.5 21.7

$ in billions 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 CD's < $100 (K) 11.3 11.5 11.7 11.9 12.063 12.047 11.5 11.455 12.8 12.7 13.1 CDs > $100 (K) 5.5 6 6.2 6.2 6.3 6.9 8.1 8.7 9.5 CD's < $100 (K) 11.3 11.5 11.7 11.9 12.063 12.047 11.5 11.455 12.8 12.7 13.1 Average Core Deposit Growth Adjusted for Union State Bank Acquisition -0.01 0.00596 Average Core Deposit Growth Adjusted for McDonald Divestiture 0.0571 0.013 0.01 0.034 0.0222 0.0202 Average Deposit Growth from Prior Year 0.0997 0.1016 0.0843 0.0701 0.0154 -0.0027 0.0133 0.0061 0.0695 0.0742 0.0662 DDA NOW/MMDA Savings CDs < $100K CDs > $100K $13.1 25.2 1.7 11.7 5.5 $13.4 25.1 1.7 11.9 6.0 $13.2 23.4 1.6 12.1 6.2 $14.0 23.0 1.6 12.0 6.2 $14.4 24.2 1.6 11.5 6.3 $12.9 25.7 1.5 11.5 6.9 $10.7 27.0 1.9 12.7 8.1 Average Deposits-Continuing Ops. $10.6 27.2 1.8 12.7 8.7 $10.7 26.7 1.8 13.1 9.5 Excludes foreign deposits

Asset Quality $ in millions

Com'l Real Estate C&I and Lease Consumer Held for Sale OREO + Other $73 62 88 56 50 $58 60 97 3 55 $54 101 99 3 96 $64 117 95 4 98 $269 124 105 6 66 $456 112 119 25 52 $723 185 146 9 52 $363 316 135 342 54 Nonperforming Asset Trends 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPAs to Loans + OREO 0.0046 0.005 0.0041 0.0054 0.0057 0.0083 0.0108 0.0146 0.0159 0.0161 Peer Median S&P Regional & Diversified Bank Indices 0.0046 0.005 0.0049 0.0054 0.0066 0.0085 0.0105 0.0135 0.0165 OREO & Other 28 50 55 96 98 66 52 52 54 103 Held For Sale 1 56 3 3 4 6 25 9 342 169 Consumer 135 88 97 99 95 105 119 146 135 150 C&I 105 62 60 101 117 124 112 185 316 364 CRE 35 36 48 44 41 41 41 113 107 119 CRE - Construction 4 73 58 54 64 269 456 723 363 453 Total 308 329 273 353 378 570 764 1115 1210 1239 Peer Median S&P Regional & Diversified Bank Indices NPAs to Loans + OREO + Other NPAs $453 364 150 169 103 $ in millions

Commercial NPL Summary by Asset Size C&I CRE Lease 9 18 - $68 165 - 2 7 - $38 133 - 2 1 - $67 40 - <$5 million $5-$15 million $15-$25 million >$25 million 98.58% $ Amount $ Amount $ Amount # of Accounts # of Accounts # of Accounts $136 115 55 1,351 295 1,061 $ Amount # of Accounts Commercial and industrial nonperforming loans predominantly related to residential real estate and automobile floor plan lending Commercial real estate loans primarily related to residential properties segment Small ticket leases comprise the majority of the nonperforming lease portfolio NOTE: Percentages are based upon total commercial nonperforming loans of $817 million and total accounts of 2,746. $ # $ # $ # $ #

Credit Quality by Portfolio - 3Q08 (1) Net charge-off amounts annualized in calculation N/M = Not Meaningful * * $ in millions

Commercial Real Estate Loans (1) Segment NPLs are taken as a percentage of total Key NPLs. Total Key NPLs were $967 million at 9/30/2008. (2) Nonresidential land and development loans (3) NPLs, 90+ Days Past Due, and 30-89 Days Past Due are taken as a percentage of the respective total Key NPLs of $967 million, total Key 90+ Days Past Due amounts of $328 million, and total Key 30-89 Days Past Due amounts of $937 million at 9/30/2008. N/M = Not Meaningful September 30, 2008 $ in millions

Commercial Real Estate Residential Properties: $2.36 Billion

Peer Median 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Tangible Equity to Tangible Assets 0.0671 0.0668 0.0681 0.0701 0.0704 0.0697 0.0687 0.0658 0.0685 0.0698 0.0695 Peer-Tangible Equity to Tangible Assets 0.0586 0.0571 0.0623 0.0652 0.0608 0.057 0.057 0.0559 0.0568 0.059 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Tier 1 Risk-based Capital 0.0764 0.079 0.0802 0.0824 0.0815 0.0814 0.0794 0.0744 0.0833 0.0853 0.0848 Peer-Tier 1 Risk-based Capital 0.083 0.0826 0.0823 0.0849 0.0849 0.0812 0.0796 0.0751 0.0767 0.0837 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Total Capital 0.1191 0.1208 0.1213 0.1243 0.122 0.1215 0.1176 0.1138 0.1234 0.1241 0.1231 Peer Total Risk-based Capital 0.122 0.1172 0.1155 0.1123 0.1136 0.1223 Tangible Equity to Tangible Assets Tier 1 Capital Total Capital Capital Ratios Target Range 6.00% - 7.00% Target Range 7.50% - 8.50% Fed-defined minimum for a "well capitalized" bank (1) 3Q08 Tier 1 and Total Capital Ratios are estimated 6.00% 10.00% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Tier 1 Leverage 0.0917 0.0911 0.0896 0.0839 0.0915 0.0934 0.0946 Peer Total Risk-based Capital 0.0785 0.074 0.073 0.0687 0.0711 0.0772 Tier 1 Leverage Target Range 11.50% - 12.50% 5.00% (1) (1)

Appendix

Geographically Diverse Community Banking Great Lakes Core Deposits: 34% Commercial Loans: 31% Home Equity Loans: 29% Northwest Core Deposits: 23% Commercial Loans: 28% Home Equity Loans: 29% Rocky Mountains Core Deposits: 8% Commercial Loans: 13% Home Equity Loans: 14% Northeast Core Deposits: 31% Commercial Loans: 21% Home Equity Loans: 27% Note: Percentages are based on quarterly average balances and exclude core deposits, commercial loans and home equity loans centrally managed outside of the four community banking regions. Third Quarter 2008

Financial Summary TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable Community Banking $ in millions

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking Financial Summary $ in millions (1) From continuing operations TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking Line of Business Summary TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable $ in millions

National Banking Line of Business Summary $ in millions (1) From continuing operations TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 2006 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Servicing Portfolio 8.3 11 19.8 22.4 34.1 73.7 76.1 78.4 81.8 93.6 93.6 108.3 121.4 136.2 134.9 130.6 128.9 125 Average Escrow Deposits 0.125 0.303 0.411 0.558 0.832 1.23 2.135 2.386 2.494 3.053 2.52 3.279 3.924 4.57 4.3 4.1 3.9 3.6 Commercial Real Estate Servicing $ in billions Average Escrow Deposits Servicing Portfolio

Managing Through the Credit Cycle Commercial Portfolio C&I Portfolio Middle Market and Large Corporate portfolios are well-diversified, granular and performing as expected Modest deterioration in the Great Lakes Region Auto dealer floor plan showing increasing NPLs Commercial Real Estate Continuing to reduce exposures in the Residential Properties segment. Total balances down $1.3 billion from one year ago Continued progress on loan sales - held-for- sale portfolio reduced to $133 million Unfunded commitments on total nonowner- occupied CRE portfolio down $2.1 billion from one year ago to $3.9 billion Retail properties continuing to perform well Leasing New production volume down Small ticket leasing continuing to experience elevated levels of net charge-offs and delinquencies Consumer Portfolio Direct home equity loans continuing to perform well. 3Q08 net charge-offs at 0.36% Indirect Portfolios All portfolios in runoff at September 30, 2008 with the exception of Federal guaranteed student loans Expect to continue to experience elevated net charge-offs in all portfolios National Home Equity Marine Education

Average Loans $ in millions Continuing Operations

Home Equity Loans * Period End Balance, $ in millions September 30, 2008

Exit Portfolios $ in millions, period end data

Net Charge-Offs to Average Loans

Nonperforming Assets $ in millions (1) Primarily investments held by the Private Equity unit within Key's Real Estate Capital and Corporate Banking Services line of business. (2) During the second quarter of 2008, Key transferred $384 million of commercial real estate loans ($719 million of primarily construction loans, net of $335 million in net charge-offs) from the loan portfolio to held-for-sale status.

NPLs to End of Period Loans N/M = Not Meaningful